UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

CARMAX SELECT RECEIVABLES TRUST 2026-B

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0002137261)

CARMAX BUSINESS SERVICES, LLC

(Sponsor with respect to Securities)

(Central Key Index Number: 0001601902)

CARMAX AUTO FUNDING LLC

(Depositor with respect to Securities)

(Central Key Index Number: 0001259380)

Delaware

(State or other jurisdiction of incorporation or organization)

333-288943-06

(Commission File Number)

01-0794037

(Registrant’s IRS Employer Identification No.)

12800 Tuckahoe Creek Parkway

Richmond, VA 23238-1115

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 9, 2026, CarMax Business Services, LLC (“CarMax Business Services”) and CarMax Auto Funding LLC (the “Depositor”) entered into an Underwriting Agreement with Wells Fargo Securities, LLC, as representative of the several underwriters named therein (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $569,997,000 aggregate principal balance of various classes of Asset-backed Notes to be issued by CarMax Select Receivables Trust 2026-B (the “Issuing Entity”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of May 6, 2026, as will be amended and restated by the Amended and Restated Trust Agreement to be dated as of June 1, 2026 between the Depositor and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”). The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase the Notes (defined below).

The sale of the Offered Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form SF-3 (Commission File No. 333-288943), filed on July 25, 2025. It is anticipated that the Notes will be issued on or about June 16, 2026 (the “Issuance Date”).

The Underwriting Agreement is attached as Exhibit 1.1.

Item 8.01.	Other Events.

The registrant has filed a final prospectus, dated June 9, 2026, setting forth a description of the collateral pool and the structure of $90,000,000 aggregate principal amount of the Class A-1 Asset-backed Notes (the “Class A-1 Notes”), $170,285,000 aggregate principal amount of the Class A-2 Asset-backed Notes (the “Class A-2 Notes”), $170,285,000 aggregate principal amount of the Class A-3 Asset-backed Notes (the “Class A-3 Notes”), $40,410,000 aggregate principal amount of the Class B Asset-backed Notes (the “Class B Notes”), $55,960,000 aggregate principal amount of the Class C Asset-backed Notes (the “Class C Notes”) and $48,190,000 aggregate principal amount of the Class D Asset-backed Notes (the “Class D Notes” and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes, other than the Retained Notes, the “Offered Notes”) and $24,870,000 aggregate principal amount of the Class E Asset-backed Notes (the “Class E Notes”, and together with the Offered Notes and the Retained Notes, the “Notes”) issued by the Issuing Entity. At least five percent (5%) of each class of the Notes (the “Retained Notes”) will be retained by the registrant. Each of the Offered Notes is being offered publicly for sale. The Class E Notes are not being publicly offered for sale under the prospectus.

On the Issuance Date, the Depositor will enter into an Amended and Restated Trust Agreement, in substantially the form of which is filed as an exhibit hereto, with the Owner Trustee, relating to the Issuing Entity. On the Issuance Date, the Issuing Entity, as grantor trust seller, will enter into an Amended and Restated Grantor Trust Agreement, in substantially the form of which is filed as an exhibit hereto, with Wilmington Trust, National Association, as grantor trust trustee (the “Grantor Trust Trustee”), relating to CarMax Select Receivables Grantor Trust 2026-B (the “Grantor Trust”), a Delaware statutory trust created pursuant to that certain Grantor Trust Agreement, dated as of May 6, 2026. On the Issuance Date, CarMax Business Services and the Depositor will enter into a Receivables Purchase Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property will be sold by CarMax Business Services to the Depositor. On the Issuance Date, the Issuing Entity, the Grantor Trust, the Depositor and CarMax Business Services, as servicer (the “Servicer”), will enter into a Sale and Servicing Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property will be transferred by the Depositor to the Issuing Entity, and the Issuing Entity and the Grantor Trust will engage CarMax Business Services to service those assets. On the Issuance Date, the Issuing Entity and the Grantor Trust will enter into a Receivables Contribution Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property will be transferred by the Issuing Entity to the Grantor Trust. On the Issuance Date, the Issuing Entity will issue to the Depositor the Notes pursuant to an Indenture, in substantially the form of which is filed as an exhibit hereto, to be entered into between the Issuing Entity, the Grantor Trust and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”). On the Issuance Date, the Issuing Entity, the Grantor Trust, the Indenture Trustee and CarMax Business Services, as administrator, will enter into an Administration Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the administrator agrees to perform certain duties and obligations of the Issuing Entity, the Grantor Trust, the Owner Trustee and the Grantor Trust Trustee under the transaction documents. On the Issuance Date, the Issuing Entity, the Grantor Trust, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), will enter into an Asset Representations Review Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Asset Representations Reviewer will agree to perform, upon satisfaction of certain trigger events, reviews of certain receivables for compliance with the representations and warranties made by CarMax Business Services and the Depositor about such receivables. On the Issuance Date, the Issuing Entity, the Servicer, the Indenture Trustee and U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”), will enter into a Securities Account Control Agreement, in substantially the form of which it is filed as an exhibit hereto.

Legal opinions and a consent of Mayer Brown LLP are attached as Exhibit 5.1 and Exhibit 8.1. A legal opinion and consent of Richards, Layton & Finder, P.A., is attached as Exhibit 5.2.

In connection with the offering of the Offered Notes, the chief executive officer of the Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 9, 2026, by and among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, and Wells Fargo Securities, LLC, as representative of the several underwriters named therein.

4.1	Indenture, to be dated June 1, 2026, between CarMax Select Receivables Trust 2026-B, CarMax Select Receivables Grantor Trust 2026-B and U.S. Bank Trust Company, National Association, as indenture trustee.

4.2	Amended and Restated Trust Agreement, to be dated June 1, 2026, between CarMax Auto Funding LLC, as depositor, and Wilmington Trust, National Association, as owner trustee.

4.3	Amended and Restated Grantor Trust Agreement, to be dated June 1, 2026, between CarMax Select Receivables Trust 2026-B, as grantor trust seller, and Wilmington Trust, National Association, as grantor trust trustee.

5.1	Opinion of Mayer Brown LLP, dated as of June 11, 2026, with respect to enforceability of securities.

5.2	Opinion of Richards, Layton & Finger, P.A. dated as of June 11, 2026, with respect to enforceability of the Grantor Trust Certificate.

8.1	Opinion of Mayer Brown LLP, dated as of June 11, 2026, with respect to tax matters.

23.1	Consent of Mayer Brown LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

23.2	Consent of Richards, Layton & Finger, P.A. (included as part of Exhibit 5.2).

36.1	Depositor CEO Certification

99.1	Sale and Servicing Agreement, to be dated June 1, 2026, among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, CarMax Select Receivables Trust 2026-B and CarMax Select Receivables Grantor Trust 2026-B.

99.2	Receivables Purchase Agreement, to be dated June 1, 2026, between CarMax Business Services, LLC, as seller, and CarMax Auto Funding LLC, as purchaser.

99.3	Receivables Contribution Agreement, to be dated June 1, 2026, between CarMax Select Receivables Trust 2026-B, as issuer, and CarMax Select Receivables Grantor Trust 2026-B, as grantor trust.

99.4	Administration Agreement, to be dated June 1, 2026, among CarMax Business Services, LLC, as administrator, CarMax Select Receivables Trust 2026-B, CarMax Select Receivables Grantor Trust 2026-B and U.S. Bank Trust Company, National Association, as indenture trustee.

99.5	Asset Representations Review Agreement, to be dated June 1, 2026, among CarMax Select Receivables Trust 2026-B, CarMax Select Receivables Grantor Trust 2026-B, CarMax Business Services, LLC, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

99.6	Securities Account Control Agreement, to be dated June 1, 2026, among CarMax Select Receivables Trust 2026-B, CarMax Business Services, LLC, as servicer, U.S. Bank Trust Company, National Association, as indenture trustee and as secured party and U.S. Bank National Association, as securities intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarMax Auto Funding LLC (Depositor)

Dated: June 11, 2026	By:	/s/ Greg Dostich
Name: Greg Dostich Title: Vice President and Treasurer